EXHIBIT 99.1




[LOGO} BRIDGE CAPITAL HOLDINGS



                             BRIDGE CAPITAL HOLDINGS




                        7TH ANNUAL SHAREHOLDERS MEETING

                                  JUNE 7, 2007


DANIEL P. MYERS                                            ALLAN C. KRAMER, M.D.
PRESIDENT                                                  CHAIRMAN
CHIEF EXECUTIVE OFFICER

                            FORWARD LOOKING STATEMENT


CERTAIN MATTERS DISCUSSED HEREIN CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995,AND ARE SUBJECT TO THE SAFE HARBORS CREATED BY THAT ACT. FORWARD-LOOKING STATEMENTS DESCRIBE FUTURE PLANS, STRATEGIES, AND EXPECTATIONS, AND ARE BASED ON CURRENTLY AVAILABLE INFORMATION, EXPECTATIONS, ASSUMPTIONS, PROJECTIONS, AND MANAGEMENT'S JUDGMENT ABOUT THE BANK, THE BANKING INDUSTRY AND GENERAL ECONOMIC CONDITIONS. THESE FORWARD LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED, SUGGESTED OR IMPLIED BY THE FORWARD LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: (1) COMPETITIVE PRESSURES IN THE BANKING INDUSTRY; (2) CHANGES IN INTEREST RATE ENVIRONMENT; (3) GENERAL ECONOMIC CONDITIONS, NATIONALLY, REGIONALLY, AND IN OPERATING MARKETS; (4) CHANGES IN THE REGULATORY ENVIRONMENT; (5) CHANGES IN BUSINESS CONDITIONS AND INFLATION; (6) CHANGES IN SECURITIES MARKETS; (7) FUTURE CREDIT LOSS EXPERIENCE; (8) THE ABILITY TO SATISFY REQUIREMENTS RELATED TO THE SARBANES-OXLEY ACT AND OTHER REGULATION ON INTERNAL CONTROL; (9) CIVIL DISTURBANCES OR TERRORIST THREATS OR ACTS, OR APPREHENSION ABOUT THE POSSIBLE FUTURE OCCURRENCES OF ACTS OF THIS TYPE; AND (10) THE INVOLVEMENT OF THE UNITED STATES IN WAR OR OTHER HOSTILITIES. THE READER SHOULD REFER TO THE MORE COMPLETE DISCUSSION OF SUCH RISKS IN BRIDGE CAPITAL HOLDINGS REPORTS ON FORMS 10-K AND 10-Q ON FILE WITH THE SEC.


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


                                   CHAIRMAN'S
                                  PRESENTATION


[Picture of Allan C. Kramer, M.D. appears here]
Allan C. Kramer, M.D.
Chairman

                               BOARD OF DIRECTORS


          [Individual pictures of the Board of Directors appears here]

                              EXECUTIVE MANAGEMENT


       [Individual pictures of the Executive Management Team appears here]

                              BALANCE SHEET GROWTH


                                  TOTAL ASSETS
                              (GRAPH APPEARS HERE)


                                                     o Purely Organic Growth
                                                     o Consistent Leverage
                                                     o Strong Asset Quality

                        PROFITABILITY: NET INCOME & EPS


                              (GRAPH APPEARS HERE)

                            INCREASING RETURNS: ROE


                              (Graph Appears Here)




                  Excludes Recognition of Deferred Tax Asset of $1.9M in FY 2003

                         BBNK (NASDAQ - GLOBAL MARKET)


                              (Graph Appears Here)




               1 Yr      3 Yr    5 Yr      6 Yr   Initial Offering
              _________________________________

IRR           14.5%     22.5%   24.6%     28.5%

Straight/yr   14.5%     28.0%   40.1%     58.5%


 *Returns Based on average May '07 NASDAQ BBNK close price of $22.57 and NASDAQ close prices at May 31, 2006, 2004, 2002, and June 5, 2001

                                  [Picture of Bridge Bank Building appears here]


                              SHAREHOLDER BRIEFING


[Picture of Daniel P. Myers appears here]
Daniel P. Myers
President
Chief Executive Officer

                                  BRIDGE BANK


o    Established 2001

o    National Charter (OCC)

o    Offices:
     o    Two Regional Offices
     o    Eight Business Offices

o    150 Employees

o    Five Primary Lines of Business:

     1.   Commercial and Industrial Banking
          o    International

     2.   SBA and Commercial Mortgage Banking

     3.   Technology Banking
          o    Capital Finance

     4.   Specialty Markets

     5.   Construction Lending

                                    OUR MODEL


EXPERTISE              +   OPPORTUNITY            +   EXECUTION

o Experienced              o Attractive SV/SCC        o Strategic vendor
  board & execs              demographics               alliances

o Fundamental              o Compelling bank          o Scalable systems
  business banking           market opportunity         & business lines
  focus
                                                      o Disciplined
o Ability to recruit                                    bankers
  top-tier bankers
                                                      o Technology
                                                        banking expertise
________________________________________________________________________________

                                   = RESULTS


     Superior net interest margin ...Solid revenue and earnings growth ... Peer level efficiency ... Excellent asset quality ... Strong ROA & ROE.

                                   OUR VISION


                        (Bridge Bank Logo Appears Here)

                                  BRIDGE BANK


                          A business banking franchise

                                  that is the

                      PROFESSIONAL BUSINESS BANK OF CHOICE

                   for small and middle-market businesses and
                emerging technology companies in Silicon Valley,
                          California, and the Nation.

                            UNIQUE VALUE PROPOSITION

                          [Cycle Diagram Appears Here]


     Highly                                                    Competitive
    EXPERIENCED                                                PRODUCTS and
credentialed and                                             SERVICES through
    disciplined                                              channel partner
    BANKERS                                                   relationships


                                 SIMPLIFIED
                                  customer
                                 experience
                                SOPHISTICATED
                              business banking




                                 Outsourced
                                   BANKING
                                 TECHNOLOGY
                             comparable to large
                             national mega banks

                                SENIOR OFFICERS


            [Individual pictures of the Senior Officers appears here]

                                 MARKET DYNAMICS


                                  Core region

o Silicon Valley represents 33%+ of U.S. venture capital investment* ($9.1 b in 2006)

o Healthiest Silicon Valley economic since Bridge Bank formation

o Business line diversity mitigates economic risk
  o Low concentration in real estate

o Ample growth opportunity in headquarters region minimizes expansion risk


             *SOURCE: National Venture Capital Association/PricewaterhouseCopers
                      Money Tree Survey

                              OPPORTUNISTIC GROWTH


                      Expansion beyond Northern California


o Ability to leverage core competencies successfully and export unique banking model to complimentary markets:

  * C & I: East Bay and Sacramento
  * Technology: Irvine, Dallas, TX, Reston, VA

o All organic growth and expansion to date

                               GEOGRAPHIC MARKETS


[Map of the State of California appears              [Map of the United States
here]                                                appears here]

REGIONAL OFFICES                                     BUSINESS OFFICES

o San Jose (Main)                                    o Sacramento (C&I, SBA)
o Palo Alto                                          o San Diego (SBA)
                                                     o East Bay (C&I)
                                                     o Los Angeles (SBA)
                                                     o Redwood City (const)
                                                     o Dallas, TX (tech)
                                                     o Reston, VA (tech)
                                                     o Orange County (tech)

                                      BBNK


                                   FINANCIAL

                                    RESULTS

                              BALANCE SHEET GROWTH


                                  TOTAL ASSETS
                              (GRAPH APPEARS HERE)


                                                     o Purely Organic Growth
                                                     o Consistent Leverage
                                                     o Strong Asset Quality

                         FOCUS ON CORE FUNDING SOURCES


                           DEPOSIT MIX AS OF 3/31/07


                            [Pie Chart appears here]

                       DIVERSIFICATION OF LENDING ACTIVITY


                             LOAN MIX AS OF 3/31/07


                            [Pie Chart appears here]

                          3RD HIGHEST % OF C & I LOANS


              TOP 20 COMMUNITY BANKS IN C & I ASSET CONCENTRATION


[Bank portfolios with over 40% of total loans in C&I on Dec. 31, 2006 graph appears here]


[Bank portfolios with over 40% of total loans in C&I on March 31 graph appears here]


SOURCE: American Banker magazine, American Bankers Association, Sept 2006 and
        March 2007 issues; US banks $500M - $1b Total Assets

                                 ASSET QUALITY


                    Net Charge-Off (Recovery)/Average Loans

                              (Graph Appears Here)




                   *SOURCE: FFIEC/FDIC Uniform Bank Performance Report; BBNK 10K

                             FAVORABLE COMPARABLES


                              Net Interest Margin

                              (Graph Appears Here)

                                 REVENUE GROWTH


                              (Graph Appears Here)

                          DIVERSIFIED REVENUE SOURCES


                                Fiscal Year 2006

                            (Pie Chart Appears Here)

                             FAVORABLE COMPARABLES


                                Efficiency Ratio

                              (Graph Appears Here)

                             INCREASING RETURNS: ROA


                              (Graph Appears Here)




                  Excludes Recognition of Deferred Tax Asset of $1.9M in FY 2003

                        PROFITABILITY: NET INCOME & EPS


                              (Graph Appears Here)




                  Excludes Recognition of Deferred Tax Asset of $1.9M in FY 2003

                             INCREASING RETURNS: ROE


                              (Graph Appears Here)




                  Excludes Recognition of Deferred Tax Asset of $1.9M in FY 2003

                              BRIDGE BANK STRENGTH


o National Bank Charter (OCC)

o FDIC Insured

o Member FRB

o NASDAQ Listed (Global Market: BBNK)

o $145M Market Cap

o $68M Capital Base (Bank)

o Ratings
  - BauerFinancial - 5 Star (4 Yrs)
  - IDC - 282 (Bank; out of maximum 300)
  - Veribanc 3 Star
  - Findley - Super Premier Performer (3 Yrs)

o Certifications
  - Nationwide SBA Preferred Lender
  - US Ex-Im Bank 'High Plus' Delegated Authority Lender
  - Authorized BK depository for regions 15, 16, and 7

                                      BBNK


                                     EQUITY

                                  PERFORMANCE

                            BRIDGE CAPITAL HOLDINGS


                         FINANCIAL AND TRADING SNAPSHOT


Market                        NASDAQ (Capital Market)

Symbol                        BBNK

Recent Price History          5-31-07     52 Wk:     High       Low

                              $22.73                 $22.98     $19.00

Shares Outstanding            6,415,000

Market Capitalization         $145.8 million

P/E Ratio                     Trailing: 17.09
(@ 5-31-07 close price)       Q1 '07 : 16.24

Assets @ 3-31-07              $731.1 million

Q1 '07 Net Interest Margin    6.96%

Q1 '07 ROA                    1.44%

Q1 '07 ROE                    19.52%

Analyst Coverage              D.A. Davidson & Co.

                          COMPARATIVE BBNK PERFORMANCE


                 [Total Return Performance graph appears here]


                  SOURCE: 2006 Bridge Capital Holdings 10K/Annual Report and SNL

                         BBNK (NASDAQ - GLOBAL MARKET)


                              (Graph Appears Here)




               1 Yr      3 Yr    5 Yr      6 Yr   Initial Offering
              _________________________________

IRR           14.5%     22.5%   24.6%     28.5%

Straight/yr   14.5%     28.0%   40.1%     58.5%


 *Returns Based on average May '07 NASDAQ BBNK close price of $22.57 and NASDAQ close prices at May 31, 2006, 2004, 2002, and June 5, 2001

                          COMPARATIVE BBNK PERFORMANCE


                              [Graph appears here]


                                                              SOURCE: nasdaq.com

                             BBNK TRADING VOLUME/#


                              [Graph appears here]


                                                                  SOURCE: NASDAQ

                             BBNK TRADING VOLUME/%


                              [Graph appears here]


                                                                  SOURCE: NASDAQ

                                      BBNK


                                    LOOKING

                                     AHEAD

                                   OUR FOCUS


1) ORGANIC GROWTH

   o Continue disciplined execution of business banking strategy


2) POSITION

   o Take Best Advantage of Market-Driven Opportunities



3) CONTINUE TO BE OPPORTUNISTIC

   o Attract Top Tier Banking Talent

                         SIGNIFICANT MARKET OPPORTUNITY


                  % Deposit Market Share in Santa Clara County

                              (Graph Appears Here)




                                               SOURCE: FDIC; as of June 30, 2006

                              WHY INVEST IN BBNK?


o Unique value proposition plus singular focus on business banking plus disciplined execution

o Diversified business lines and low risk exposure

o Attractive headquarters market plus opportunistic growth

o Solid track record of organic growth and outperformance of peers

o Excellent asset quality

o Solid financial performance; industry leading net interest margin


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


(Back Page Appears Here)


                                    THANK YOU


Most Bankers get excited               "BRIDGE BANK
about financial statements.             helped us grow
                                        by 27%
At Bridge Bank,                         over the past
THIS is the kind of                     two years."
financial statement
that excites us.


                          [COMPANY LOGO APPEARS HERE]
                                  BRIDGE BANK

                    THE SMARTER CHOICE IN BUSINESS BANKING.

      SANTA CLARA * SAN JOSE * PALO ALTO * SACRAMENTO * SAN DIEGO * FRESNO

                    PHONE: 1-866-BRDGBNK WWW.BRIDGEBANK.COM






[Front Page}


One of the Nation's                     Now Serves
fastest growing                         fast
banks                                   growing
                                        technology
                                        companies


                          (COMPANY LOGO APPEARS HERE)
                                  BRIDGE BANK

          THE SMARTER BANKING CHOICE FOR GROWING TECHNOLOGY COMPANIES.

525 UNIVERTISY AVENUE, SUITE 103                            55 ALMADEN BOULEVARD
PALO ALTO, CA 94201                                         SAN JOSE, CA 95112
PHONE: 650-566-9200                                         PHONE: 408-422-2500

PHONE: 1-866-BRDGBNK                                        WWW.BRIDGEBANK.COM


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